                                                                     EXHIBIT 4.1

  CLASS A COMMON STOCK                             CLASS A COMMON STOCK


          NUMBER                                          SHARES

           VLT

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF DELAWARE                           AND RESTRICTIVE LEGENDS

                                 [VIALTA LOGO]

                                  VIALTA, INC.    CUSIP 92554D 10 8


THIS CERTIFIES THAT ___________________________________________________________





is the record holder of _______________________________________________________

          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                                  VIALTA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:


     /s/ Fred S.L. Chan                                  /s/  Fred S.L. Chan
    ------------------------                            ------------------------
            SECRETARY                                       CHAIRMAN AND CEO


COUNTERSIGNED AND REGISTERED:
                          MELLON INVESTOR SERVICES LLC
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - __________ Custodian ___________
     TEN ENT - as tenants by the entireties                             (Cust)               (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act __________________________
               in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OF ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
  _________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.